POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, USCA ALL TERRAIN FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), intends to file a Registration Statement on Form N-2 and will periodically file amendments to its Registration Statement with the SEC under the provisions of the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints MICHAEL V. WIBLE, JOANN M. STRASSER and CRAIG FOSTER as attorneys for him and in his name, place and stead, and in his capacity as a Trustee, to execute and file the Trust’s Registration Statement on Form N-2, and any Amendment or Amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of September, 2021.

/s/ Robert Garrison II Robert Garrison II, Trustee

State of Texas
County of Harris

This record was acknowledged before me on September 9, 2021, by Robert Garrison II, who proved to me on the basis of satisfactory evidence to be the person(s) who appeared before me.

Signature of notary public: /s/ Patricia S. Trieglaff
Name of Notary: Patricia S. Trieglaff
Notary ID: 124424131
My Commission Expires: January 28, 2023

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, USCA ALL TERRAIN FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), intends to file a Registration Statement on Form N-2 and will periodically file amendments to its Registration Statement with the SEC under the provisions of the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints MICHAEL V. WIBLE, JOANN M. STRASSER and CRAIG FOSTER as attorneys for him and in his name, place and stead, and in his capacity as a Trustee, to execute and file the Trust’s Registration Statement on Form N-2, and any Amendment or Amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of September, 2021.

/s/ Barry Knight Barry Knight, Trustee

State of Texas
County of Harris

This record was acknowledged before me on September 9, 2021, by Barry Knight, who proved to me on the basis of satisfactory evidence to be the person(s) who appeared before me.

Signature of notary public: /s/ Patricia S. Trieglaff
Name of Notary: Patricia S. Trieglaff
Notary ID: 124424131
My Commission Expires: January 28, 2023

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, USCA ALL TERRAIN FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), intends to file a Registration Statement on Form N-2 and will periodically file amendments to its Registration Statement with the SEC under the provisions of the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints MICHAEL V. WIBLE, JOANN M. STRASSER and CRAIG FOSTER as attorneys for him and in his name, place and stead, and in his capacity as a Trustee, to execute and file the Trust’s Registration Statement on Form N-2, and any Amendment or Amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of September, 2021.

/s/ Robert Shoss Robert Shoss, Trustee

State of Texas
County of Harris

This record was acknowledged before me on September 9, 2021, by Robert Shoss, who proved to me on the basis of satisfactory evidence to be the person(s) who appeared before me.

Signature of notary public: /s/ Patricia S. Trieglaff
Name of Notary: Patricia S. Trieglaff
Notary ID: 124424131
My Commission Expires: January 28, 2023